UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2005


                             The Wilber Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         New York                  001-31896                     15-6018501
         --------                  ---------                     ----------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


                    245 Main Street, Oneonta, New York 13820
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (607) 432-1700
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On April 23, 2005 at the Annual Shareholders' Meeting of The Wilber Corporation ("Company"), parent company of Wilber National Bank, shareholders elected twelve directors and approved the expansion of the corporate board from six directors to twelve. Effective at the shareholders' meeting, Director Robert
W. Moyer retired as a director of the Company and the Bank.

     The April 25, 2005 press release announcing the board expansion, other results of the shareholders' meeting and Director Robert W. Moyer's retirement is filed as Exhibit 99.1 to this report.


Item 9.01   Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit
        No.            Description
        ---            -----------

       99.1 Press release, dated April 25, 2005, announcing the board expansion, other results of the shareholders' meeting and Mr. Moyer's retirement as director.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE WILBER CORPORATION
                                             ----------------------
                                                 (Registrant)



                                             /s/ Joseph E. Sutaris
                                             -----------------------------------
                                             Joseph E. Sutaris
                                             Treasurer & Chief Financial Officer
Date: April 25, 2005


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


                                  EXHIBIT INDEX

     Exhibit
        No.                Description
        ---                -----------

       99.1                Press release, dated April 25, 2005.





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